                                                                   EXHIBIT 10.10


                              SIXTH AMENDMENT TO

                             TAX SHARING AGREEMENT

                                 by and among

                                  AT&T CORP.,

                          LIBERTY MEDIA CORPORATION,
               for itself and each member of the Liberty Group,

                          TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                           LIBERTY MEDIA GROUP LLC,

                               TCI STARZ, INC.,

                            TCI CT HOLDINGS, INC.,

                                      and

           each Covered Entity listed on the signature pages hereof,



                         dated as of December 10, 1999

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          This Sixth Amendment, dated as of December 10, 1999 (this "Sixth
Amendment"), to the Tax Sharing Agreement (the "Agreement") dated as of March 9, 1999, as amended by the First Amendment (the "First Amendment") to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment (the "Second Amendment") to the Tax Sharing Agreement dated as of September 24, 1999, the Third Amendment (the "Third Amendment") to the Tax Sharing Agreement dated as of October 20, 1999, the Fourth Amendment (the "Fourth Amendment") to the Tax Sharing Agreement dated as of October 28, 1999, and the Fifth Amendment to the Tax Sharing Agreement dated as of December 6, 1999, is entered into by and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Sixth Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group;

          WHEREAS, AT&T intends to acquire The Todd-AO Corporation, a Delaware corporation ("Todd"), in a transaction qualifying as a tax-free reorganization under Section 368(a) of the Code pursuant to an Agreement and Plan of Merger dated as of December 10, 1999 (the "Todd Merger Agreement") for and on behalf of the Liberty Group;

          WHEREAS, the parties intend that any Tax Items arising from or relating to the Todd Merger (as defined below), including any Tax Items of Todd or any of its direct or indirect assets or subsidiaries, shall be considered Tax Items attributable to the Liberty Group except to the extent set forth herein; and

          WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby amend the Tax Sharing Agreement as follows:

          1.   The Agreement is amended by inserting as Section 3(d)(xv):

          "(xv)  Todd Merger.  Any Tax Item arising from or relating to Todd,
                 -----------
B-Group Merger Corp. ("Todd Merger Sub") or any of their respective direct or indirect subsidiaries or

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affiliates (or any predecessor or successor of any of the foregoing under applicable corporate, limited liability company, partnership or other organizational law) (the "Todd Entities"); the status of any member of the Common Stock Group as the successor under Code Section 381 (or comparable provision of state, local or foreign Tax law) to any of the Todd Entities; any direct or indirect asset, liability, business, investment or operation of any of the Todd Entities; the merger of Todd Merger Sub with and into Todd (the "Todd Merger"), the Todd Merger Agreement, the Post-Merger Restructuring Transactions (as defined in the Todd Merger Agreement), the Reclassification (as defined in the Todd Merger Agreement), the issuance of New Liberty Media Group Tracking Stock in the Todd Merger or any other transaction contemplated by the Todd Transaction Documents (as defined below) (any of the foregoing Tax Items specified in this sentence shall be referred to hereinafter as a "Todd Tax Item"), shall be for the account of the Liberty Group (except to the extent otherwise provided in this Section 3(d)(xv) with respect to any Todd Tax Item), and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit) attributable thereto. Notwithstanding anything in the preceding sentence to the contrary, any Todd Tax Item (except for any Todd Tax Item realized after the stock in Todd acquired in the Todd Merger is transferred to Liberty, other than any Todd Tax Item which consists of any income or gain realized on the disposition, termination or settlement of any Todd/AT&T Option (as defined below) (or any income or gain realized on the transfer of the property described in clause (X) or (Y) of the definition of Todd/AT&T Option pursuant to any Todd/AT&T Option)) shall be for the account of AT&T hereunder if, and to the extent that, such Todd Tax Item arises directly from and would not have arisen but for (i) any inaccuracy in any of the representations by AT&T or Todd Merger Sub in the Officer's Certificate dated as of the closing date of the Todd Merger delivered by AT&T and Todd Merger Sub in connection with the opinions to be delivered pursuant to Sections 8.2(f), 8.3(e) and 8.4(f) of the Todd Merger Agreement, (ii) any breach by AT&T or Todd Merger Sub of any of their representations or covenants in Sections 2.8, 3.7(b), 3.8(a), 3.8(c), 3.9,
5.4 and (except to the extent of any conflict between the requirements of Section 7.14 of the Todd Merger Agreement and Article 9 of this Agreement) 7.14 of the Todd Merger Agreement or (iii) any breach by AT&T of any representation or covenant in the Inter-Group Agreement (except in the case of clauses (i), (ii) and (iii), to the extent arising out of or relating to the adoption by the Capital Stock Committee of the AT&T Board of Directors of the resolutions attached as Exhibit A to the Second Supplement to the Inter-Group Agreement, dated as of September 24, 1999 (the "Second Supplement") or any action taken by AT&T or any other member of the Common Stock Group in good faith in accordance with the terms of the Second Supplement or Second Amendment in connection with the Stock Repurchase Program (as defined in the Second Supplement) or any Repurchase Transaction or any other action taken by AT&T at the request of Liberty as contemplated by Section 1.2(d) of the Fifth Supplement to Inter-Group Agreement dated December 10, 1999 (the "Fifth Supplement") or otherwise in writing), and AT&T shall pay to the applicable Governmental Authority or to Liberty any Tax, and shall pay to Liberty any reduction in any Tax refund, credit or other benefit that is for the account of Liberty hereunder, attributable thereto. "Todd Transaction Documents" shall mean the Todd Merger Agreement, the Fifth Supplement, or this Sixth Amendment, or any other document to which Todd, Liberty or any of their respective Subsidiaries (as defined in the Todd Merger Agreement) or Affiliates (as defined in the Todd

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Merger Agreement) is a party that is referred to in the Todd Merger Agreement, the Fifth Supplement, or this Sixth Amendment or executed in connection therewith. "Todd/AT&T Option" shall mean any option or contractual obligation (other than any option or contractual obligation (A) that Liberty requests in writing to be entered into or (B) pursuant to any of the Todd Transaction Documents, the Contribution Agreement, the AT&T Charter or any other agreement to which Liberty is a party) with respect to (X) the stock in Todd acquired in the Todd Merger, or (Y) any direct or indirect asset, liability, business, investment or operation of any of the Todd Entities, which option or contractual obligation is entered into in writing by AT&T or any other member of the Common Stock Group (or that AT&T or any other member of the Common Stock Group causes any of the Todd Entities to enter into in writing) prior to the transfer of the stock in Todd acquired in the Todd Merger to Liberty."

          2. The Agreement is amended by (i) deleting in Section 9(b) the word "or" after the words "or any Subsidiary of Ascent during any such period for such period," and before the words "(IV) 4MC for any taxable period ..." and
(ii) inserting in Section 9(b) the words ", or (V) Todd for any taxable period ending on or prior to the date of the closing of the Todd Merger or any Subsidiary of Todd during any such period for such period" after the words "or any Subsidiary of 4MC during any such period for such period" and before the words "; provided, however, that (i) AT&T shall be entitled to participate ...
 ."

          3. The Agreement is amended by (i) inserting in Section 3(d)(xiv) the words "Todd Merger Sub," after the words "Ascent Merger Sub," and before the words "nor 4MC Merger Sub ..."; (ii) inserting in Section 3(d)(xiv) the words "Todd Merger Agreement," after the words "Ascent Merger Agreement," and before the words "or 4MC Merger Agreement ..."; and (iii) inserting in Section 3(d)(xiv) the words "Todd," after the words "any action (or failure to act) of any of AGI, Ascent," and before the words "4MC or any of their respective subsidiaries...."

          4. The Agreement is amended by inserting in Section 3(d)(i) the words "(except to the extent of any conflict between the requirements of Section
7.13 of the AGI Merger Agreement and Article 9 of this Agreement)" after the words "5.5, 7.7," and before the words "7.13, and 7.15 of the AGI Merger Agreement ..." and by inserting in Section 3(d)(i) the words "(except to the extent of any conflict between the requirements of Section 3.11 of the AGI Merger Agreement and Article 9 of this Agreement)" after the words "3.6, 3.7,"
and before the words "3.11, 3.12 ...."

          5. Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

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          IN WITNESS WHEREOF, each of the parties has caused this Sixth
Amendment to be executed by its respective duly authorized officer as of the date first set forth above.



                                    AT&T CORP.


                                    By: /s/ Marilyn J. Wasser
                                        ---------------------
                                    Name:  Marilyn J. Wasser
                                    Title: Vice President--Law & Secretary



                                    LIBERTY MEDIA CORPORATION, for
                                    itself and for each member of the Liberty
                                    Group


                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President

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Each of the Covered Entities listed below on this page hereby executes this
Sixth Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Sixth Amendment as a member of the Liberty Group:


                                    LIBERTY SP, INC.



                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President


                                    LIBERTY AGI, INC.



                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President


                                    LMC INTERACTIVE, INC.



                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President

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                                    TELE-COMMUNICATIONS, INC.



                                    By: /s/ Stephen M Brett
                                        -------------------
                                    Name:  Stephen M. Brett
                                    Title: Sr. Executive Vice President


                                    LIBERTY VENTURES GROUP LLC



                                    By: /s/ Stephen M. Brett
                                        --------------------
                                    Name:  Stephen M. Brett
                                    Title: Vice President


                                    LIBERTY MEDIA GROUP LLC



                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Vice President

                                    TCI STARZ, INC.



                                    By: /s/ Stephen M. Brett
                                        --------------------
                                    Name:  Stephen M. Brett
                                    Title: Vice President


                                    TCI CT HOLDINGS, INC.



                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President

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